                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]   Preliminary Proxy Statement

     [ ]   Confidential,  For Use of the Commission  Only (as permitted by Rule
           14a-6(e)(2))

     [ ]   Definitive Proxy Statement

     [ ]   Definitive Additional Materials

     [X]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             PRIME HOSPITALITY CORP.
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required.

     [ ]   Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1)  Title of each class of securities to which transaction applies:

           (2)  Aggregate number of securities to which transaction applies:

           (3)  Per unit price or other underlying value of transaction computed pursuant  to  Exchange  Act Rule 0-11.  (Set forth the amount on which  the  filing  fee  is  calculated  and  state  how  it was determined):

           (4)  Proposed maximum aggregate value of transaction:

           (5)  Total fee paid:

     [ ]   Fee paid previously with preliminary materials.

     [ ]   Check box if any part of the fee is offset as  provided  by  Exchange
           Act Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:

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           (2)  Form, Schedule or Registration Statement No.:

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           (3)  Filing Party:

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           (4)  Date Filed:

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THIS  FILING  CONSISTS  OF A  TRANSCRIPT  OF A  CONFERENCE  CALL  HELD BY  PRIME
HOSPITALITY CORP. (THE "COMPANY") ON AUGUST 19, 2004.

          Certain   statements  and   information   included  in  this  document
constitute  "forward-looking  statements"  within  the  meaning  of the  Federal
Private  Securities   Litigation  Reform  Act  of  1995.  Such   forward-looking
statements  involve  known and unknown  risks,  uncertainties  and other factors which may cause the actual results,  performance, or achievements of the Company to be materially different from any future results,  performance or achievements expressed or implied in such forward-looking  statements.  Additional discussion
of  factors  that  could  cause  actual  results  to  differ   materially   from
management's projections,  forecasts, estimates and expectations is contained in the Company's SEC filings.

          In connection with the proposed merger,  the Company will file a proxy statement with the Securities  and Exchange  Commission.  INVESTORS AND SECURITY
HOLDERS  ARE  ADVISED TO READ THE PROXY  STATEMENT  WHEN IT  BECOMES  AVAILABLE,
BECAUSE IT WILL CONTAIN  IMPORTANT  INFORMATION.  Investors and security holders may  obtain a free  copy of the  proxy  statement  (when  available)  and  other documents filed by the Company at the Securities and Exchange  Commission's  web
site at  www.sec.gov.  The proxy  statement and such other documents may also be obtained  for free from the Company by  directing  such  request to the Company,
Attention:  Rich  Szymanski,   Chief  Financial  Officer,  700  Route  46  East,
Fairfield, NJ 07004, Telephone: (973) 808-7751.

          The Company and its directors, executive officers and other members of
its  management  and  employees  may  be  deemed  to  be   participants  in  the
solicitation  of proxies from its  shareholders  in connection with the proposed merger.  Information  concerning the interests of the Company's  participants in the  solicitation  is set forth in the  Company's  proxy  statements  and Annual
Reports  on  Form  10-K  previously  filed  with  the  Securities  and  Exchange
Commission,  and in the proxy  statement  relating to the merger when it becomes available.

    CORPORATE PARTICIPANTS

    A.F. PETROCELLI
    PRIME HOSPITALITY CORP., CHIEF EXECUTIVE OFFICER

    RICH SZYMANSKI
    PRIME HOSPITALITY CORP., CHIEF FINANCIAL OFFICER

    CONFERENCE CALL PARTICIPANTS

    MICHAEL JOHNSON
    SOROS FUND MANAGEMENT, ANALYST

    WILLIAM A. CROW
    RAYMOND  JAMES,  VICE PRESIDENT REAL ESTATE EQUITY RESEARCH

    THOMAS M. O'BRIEN
    REIT MANANGEMENT AND RESEARCH, LLC
    RMR ADVISORS, INC., PRESIDENT

    PATRICE KANADA
    GUARD HILL CAPITAL, ANALYST

    HENRY CHU
    FIRST CAPITAL ALLIANCE, ANALYST

    LUCA IPPOLITO
    CHESAPEAK PARTNERS, ANALYST

    SCOTT KIM
    CARGILL INVESTORS SERVICES

    DING CHUN
    FARALLON CAPITAL, ANALYST

    SAM SABBAGH (REPRESENTED BY S.T. TALLAPRAGADA)
    QUATTRO GLOBAL CAPITAL, PORTFOLIO MANAGER

PRESENTATION

OPERATOR:            Hello  everyone we are now beginning the  conference  call.
All lines are to be muted during the  presentation.  Afterwards there will be an opportunity  to ask  questions.  Instructions  will be provided at that time. At this time I would like to turn the conference over to Mr. Petrocelli.  Please go ahead, sir.
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MR. PETROCELLI:      Thank you. Welcome, everyone.

     We are  pleased to  announce  that Prime  Hospitality  signed a  definitive agreement to be acquired by the  Blackstone  Group for $12.25 per share in cash.
While we are optimistic about the future business  prospects of the Company,  we believe that the $12.25 per share offer price and the implied premium are in the best interest of our shareholders.

     The Board of Directors  approved the merger  agreement in a special meeting yesterday,  at which Bear Stearns  rendered a fairness opinion to the Board. The transaction  is  subject to  stockholder  approval  and  certain  other  limited customary  conditions and is expected to be completed  during the fourth quarter
2004.

     Both Prime  Hospitality  Corp. and The  Blackstone  Group want to close the transaction as quickly as possible.  The merger  agreement will be filed shortly but we want to  highlight  a number  of key  provisions  in the  agreement.  The agreement  contains limited customary closing conditions  including  stockholder approval.  Blackstone has secured a financing  commitment  from Bank of America.
The agreement provides that in certain  circumstances a $23 million  termination fee plus up to $4  million  of  expense  reimbursement  would be  payable by the
Company to Blackstone and that  Blackstone  would pay the Company $27 million if the agreement is terminated in certain other  circumstances.  Additional  detail will be set forth in the merger agreement,  which I repeat will be filed shortly and available to each of you.

     All of the  Company's  bank debt will be repaid  at  closing.  The  Company intends to solicit  consents and commence a tender offer for our existing senior subordinated  notes prior to closing.  However,  such consent  solicitation  and tender offer has not been  commenced  and will be  distributed  to note holders.
Details on the terms of the consent and tender  offer will be made  available in due course.

     We are pleased to report that Blackstone plans to maintain the headquarters operations of Prime Hospitality Corp in Fairfield,  NJ. Transition plans between
Blackstone  and Prime  Hospitality  Corp.  are currently  underway,  and we look forward to working together during this transition  period.  While there will be likely some changes in staffing,  the parties  anticipate  that members of Prime
Hospitality Corp. existing management team and employees will play a significant role in the management of the Company going forward.

     On a more  personal  note, I want to thank all of our employees and leaders who have built this Company into such a formidable hotel  operation,  and whom I believe will  continue to build on the success of our  operations  well into the future. I would also like to thank our investors, you and stockholders, who have supported our efforts over time,  and I trust you will be pleased with the terms of this transaction.  I have with me Rich Szymanski,  our CFO, for any questions that you might have. Let's open up to questions.

     Thank you very much.

QUESTION AND ANSWER

OPERATOR:            If at this time you would  like to ask a  question,  please press star and then one on your touchtone phone.  Your questions are answered in the order  received.  If you have a question  and you no longer wish to ask your question simply press star and then nine.

Your first question is from Mike Johnson of Soros Fund Management.
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MIKE JOHNSON:        Could you give a review of the  termination  fee,  you just mentioned, I didn't catch all of that.
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MR. SZYMANSKI:       Under certain  circumstances  the company would be required to pay  Blackstone  a  termination  fee of $23 million  plus up to four  million dollars of expense  reimbursement  and Blackstone would be required to pay Prime
$27 million if the transaction wasn't consummated due to certain  circumstances.
More details will be in the merger agreement.
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MIKE JOHNSON:        Could  you  give  me  more  details  under  what  situation
Blackstone has to pay $27 million?
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MR. PETROCELLI:      If they don't close.
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MIKE JOHNSON:        In the last deal that  Blackstone  did, the  Extended  Stay deal, there was liquidated  damages clause,  is there anything like that in this deal?
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MR. SZYMANSKI:       Well the  termination  fee that we just outlined is the fee for not closing.
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MIKE JACKSON:        Ok. Thank you.
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OPERATOR:            Your next question is from Bill Crow of Raymond James.
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BILL  CROW:          Good  morning  guys.  A couple of  questions.  First of all could you just step back in time and tell us how this deal came  together?  Were you approached by Blackstone or did you approach Blackstone?  We'll start there.
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MR. PETROCELLI:      Blackstone  has been looking at our company for a while now and we didn't  solicit  offers but we've always  entertained  offers.  Does that answer your question, Bill?
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BILL  CROW:          When did you enter more  formal  negotiating,  if you could give us that time line maybe?
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MR.PETROCELLI:       About three or four weeks ago.
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BILL  CROW:          Three or four weeks ago.  Until now,  you know,  going back several years now,  you've used the conference  call,  the quarterly  conference call,  to highlight the value you believed was inherent in the company and often times according to a book value you know often in the mid teens range. Could you talk  about the  $12.25  price and how you  determined  that,  that was fair for shareholders  as well as  represented  a value you  believed was inherent in the company?
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MR.PETROCELLI:       Sure. Well, our book value is somewhere north of $12.25. We believe  that the offer  represents a premium to what  individual  assets of the company  actually  traded  in the  private  market,  in  today's  market  place.
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BILL  CROW:          So could you expand on that a little bit. What on a per key basis, if we give no value for the franchise, we come up with 43.44 thousand per key.  Could  you  talk  about  what  your  calculation  looks  like and how that represents  a premium  to the value of those  assets  given and how many of them were just built recently?
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MR.PETROCELLI:       It was a few years ago. We haven't built anything recently.
We haven't  built  anything  in the last few years.  But if you look at it in an
EBITDA basis, I think we are getting a very fair value.
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BILL  CROW:          So the 10.9  multiple,  just that I am trying to understand whether it was EBITDA  value,  so it was made to go  multiple  as opposed to the value of the key or could you tell me that it was the  $12.25  that  represented the good  value.  I don't want to pound you on this,  but I'm just trying to get inside your mind?
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MR.PETROCELLI:       Why do you want to be  different  today than any other day?
It was really EBITDA that we looked at, Bill.
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BILL  CROW:          Ok, the 10.9 multiple, ok.
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MR.PETROCELLI:       Thanks.
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BILL  CROW:          Thanks Attilio.
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OPERATOR:            Your next question is from Dwayne  Kenmore of First Capital
Alliance. Your line is open, sir. Dwayne Kenmore?

Your next question will come from Tom O'Brien of RMR Advisors.
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TOM O'BRIEN:         Hi guys.  Can you give me a sense of when we may hear  some more about the terms of the tender offer for the senior sub debt?
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MR. PETROCELLI:      As  quickly  as they can get it done.  I would  imagine  it would be in the next few weeks.
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TOM O'BRIEN:         Thanks.
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OPERATOR:            Your next  question  is from  Patrice  Kanada of Guard Hill
Capital.
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PATRICE KANADA:      Hi  I  just  wanted  to  know  which  specific   regulatory
approvals will be required, does it include Hart Scott Rodino?
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MR.PETROCELLI:       We don't think so, but the SEC has to review it.
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PATRICE KANADA:      Ok and the bond tender condition, is it a condition of
closing of the merger?
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MR.PETROCELLI:       Yes.
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PATRICE KANADA:      Ok, thank you.
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OPERATOR:            Your next question comes from Henry Chu of First Capital.
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HENRY CHU:           Yes I have a question concerning the process of selling the company. I'm surprised that there wasn't a strategic buyer. Can you maybe expand a little as to perhaps  why there  wasn't  more  interest  from  those  kinds of parties?
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MR.PETROCELLI:       I don't know. I don't know why there wasn't more  interest.
I think in the proxy  statement  we'll get more  details  of who we spoke to and when we  spoke  to them and so we have to wait  for the  proxy  statement  to be filed.
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HENRY CHU:           Ok, thank you.
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MR. PETROCELLI:      Thank you.
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OPERATOR:            Your next question comes from Luca Ippolito with Chesapeake
Partners.
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LUCA IPPOLITO:       Hi, I was  wondering  if there  is a  terrorism  or war out relating to the financing of the transaction.
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MR. PETROCELLI:      All of those  details  will be in the proxy  statement  but there is no financing contingency, I will tell you that.
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LUCA IPPOLITO:       Ok.
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OPERATOR:            Again for questions, please press star one on your
touchtone phone. Your next question comes from Scott Kim of Cargill Investment.
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SCOTT KIM:           Hi, thank you. Could you guys talk about how much synergy
you guys modeled out in terms of evaluation, how much Blackstone modeled out?
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MR. PETROCELLI:      No we can't. We don't know what Blackstone did to their
model.
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SCOTT KIM:           Ok, how about you guys, do you have any idea of how much,
you guys probably know, in terms of what cost is taken out, or whether its top line or what is off savings?
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MR. PETROCELLI:      We don't know.
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SCOTT KIM:           You don't know. Ok. Could you also comment on how much the
Bank of America is committed to the financing and how much is being financed with debt and equity?
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MR. SZYMANSKI:       Blackstone has secured a mortgage from the Bank of America of $680 million.
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SCOTT KIM:           Ok
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MR. SZYMANSKI:       And they've delivered an equity commitment for $172
million.
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SCOTT KIM:           Ok.  And are  there  any  major  hurdles  in  terms  of the commitment letter?  Whether some EBITDA hurdle until closing,  or the amount you expect to reach the next quarter before the deal closes.
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MR. PETROCELLI:      We expect the deal to close in November.
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SCOTT KIM:           Ok, thank you.
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OPERATOR:            Your next question comes from Ding Chun of Farallon.
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DING CHUN:           Hi sorry about that. Would you please reiterate the comment
"terrorism out" I missed that, I apologize.
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MR. SZYMANSKI:       There is a condition that a severe market disruption shall not have occurred in order for the closing to happen. If you need more details that will be in the merger agreement.
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DING CHUN:           Thank you very much.
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OPERATOR:            Your next question comes from Sam Babbagh of Quattro Global
Capital.
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S.T. TALLAPRAGADA:   Hi, it's S.T. Tallapragada for Sam Sabbagh.Can you just go through, you said that there is no financing contingency, so in other words, are there  any  other  tests on  financing  at all or is it just  that  they  have a commitment and they have to show up with all of the financing not subject to any outs?
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MR.PETROCELLI:       I believe that that is the case, it's not subject to any
outs.
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S.T. TALLAPRAGADA:   Ok, so there are no other ratings or ratios tests or other conditions aside from the severe market disruption that you mentioned.
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MR.PETROCELLI:       Not that I know of.
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S.T. TALLAPRAGADA:   Ok. Great. Thank you.
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OPERATOR:            Your next question comes from Tom O'Brien, RMR Advisors.
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TOM O'BRIEN:         Hi guys. For a follow-up who bears the risk of a failure of that tender offer for the senior sub debt, you or Blackstone?
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MR. PETROCELLI:      Not selling to Blackstone. Not tendering?
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TOM O'BRIEN:         Presumably  you  have  to  get  in  all  of  the  bonds  to consummate the deal.
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MR. PETROCELLI:      Blackstone.
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TOM O'BRIEN:         Blackstone bears that risk?
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MR. PETROCELLI:      Yes.*

*Clarification:  Mr. Petrocelli's answer was referring to Blackstone's agreement to bear  the  expenses  of the  tender  and  consent  solicitation,  but it is a condition  of  the closing  of the  merger  that  the  consent  solicitation  is successfully completed.
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TOM O'BRIEN:         Ok, thanks.
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OPERATOR:            At this time we have no further questions.
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MR. PETROCELLI:      Thank you all. Appreciate it. Have a great day.
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